Atlas Insurance Trust
Supplement dated October 10, 2006, to
Prospectus dated April 30, 2006

On October 1, 2006 Golden West Financial Corporation, the parent of World Savings Bank FSB and sole shareholder of Atlas Advisers, Inc. (Adviser) and Atlas Securities Inc. (Distributor), merged into a wholly-owned subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States with over $521 billion in consolidated assets as of December 31, 2005. As a result of the merger, Wachovia became the parent of the Adviser and the Distributor. A subsidiary of Wachovia Corporation and Atlas Advisers manages the Evergreen family of funds and the Atlas family of funds, respectively.

The advisory and principal underwriting agreements to which the Atlas Insurance Trust was a party terminated upon the closing of the merger. Accordingly, in anticipation of the merger, on August 18, 2006, the Atlas Insurance Trust Board of Trustees (Board) approved an interim investment management agreement and a new principal underwriting agreement, each to take effect from the closing date of the merger. These agreements have terms and provisions that are substantially identical to the respective terms and provisions of the Atlas Insurance Trust’s former advisory and principal underwriting agreements, except that the interim investment management agreement contains certain provisions required by applicable Investment Company Act rules, including the following: 1) because shareholders have not yet approved a new investment management agreement, the interim agreement may only remain in effect until a) approval of a management agreement by Portfolio Shareholders or b) 150 days from October 1, 2006, the effective date of the merger (whichever comes first), and 2) all advisory fees earned by the Adviser under the interim agreement will be escrowed in an interest-bearing account while that agreement is in effect pending shareholder approval of an investment management agreement. The principal underwriting agreement is not subject to these special terms and escrow limitations.

It is currently expected that management of the newly-combined financial services company will review the consolidated Atlas and Evergreen fund offerings to determine opportunities for a more streamlined, comprehensive and competitive array of mutual funds for investors and prepare a proposal for consideration by the board of the Atlas Insurance Trust in November 2006. More detailed information will be provided to Atlas Insurance Trust shareholders at that time. Any recommendations for changes to the Funds must be approved by the Boards of Trustees of both the Atlas Insurance Trust and the Evergreen Funds, and may also require Atlas Insurance Trust shareholder approval.

Effective September 15, 2006, KPMG LLP became the Trust’s independent registered public accounting firm.

On May 11, 2006 the Atlas Funds Board of Trustees (Board) approved a number of changes for the Atlas Balanced Fund and the Atlas Value Fund. The Board approved a change in investment strategy for the Atlas Balanced Fund as well as a name change for that fund from the Atlas Balanced Fund to the Atlas Dual Focus Fund to better reflect the change in its investment strategy. Pursuant to Atlas Funds’ manager of managers exemptive order issued by the Securities and Exchange Commission on September 16, 2004, the Board also approved the appointment of Fund Asset Management, L.P. (FAM) to replace New York Life Investment Management LLC (NYLIM), as Sub-Adviser to the Dual Focus Fund (formerly Atlas Balanced Fund). The Board also approved FAM to replace Hotchkis and Wiley Capital Management LLC (HWCM), as Sub-Adviser to the Atlas Value Fund.

On September 29, 2006, the asset management business of Merrill Lynch Investment Managers, L.P. and its affiliates (MLIM) combined with that of BlackRock, Inc. (BlackRock) to form a new asset management company. The combined company will operate under the BlackRock brand and retain the BlackRock name. As a result of the transaction, BlackRock Investment Management, LLC, an indirect wholly owned subsidiary of BlackRock, became the Sub-Adviser of the Atlas Dual Focus Fund (formerly Atlas Balanced Fund) and the Atlas Value Fund.

On page 5 of the Prospectus, the “Strategy” section of the Atlas Dual Focus Fund (formerly Atlas Balanced Fund) is replaced with the following:

Under normal circumstances, the fund will invest at least 80% of its assets in dividend-paying equity securities. The fund will focus on issuers that have good prospects for capital appreciation. The fund manager believes that stocks that pay dividends often provide more attractive long-term total return and greater price stability during periods of downward movements in market prices than stocks that do not pay dividends. In selecting portfolio securities, the fund will generally employ a value-oriented analysis, but may purchase growth-oriented equity securities that pay dividends or have particularly good prospects for capital appreciation. The fund may invest in securities of companies with any size market capitalization. The fund may also invest in convertible securities and non-convertible preferred stock.  The fund's portfolio will be structured in a manner designed to produce a net portfolio yield in excess of the average yield of mutual funds invested primarily in U.S. equities.

On page 5 of the Prospectus, the “Risks” of the Atlas Dual Focus Fund (formerly Atlas Balanced Fund) is replaced with the following:

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries, and individual companies. From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

The fund’s income varies, as does the dividend paid to investors. Since the fund’s price will vary, you could lose money on your investment.

The fund's investments in convertible securities will be subject to interest rate risk. That is, if interest rates rise, the value of a convertible security usually falls. Convertible securities and preferred stock are also subject to market risk and credit risk.  The fund may invest in the securities of mid cap and small cap companies, which may be less liquid and more volatile than the securities of larger capitalization companies.

On page 14 of the Prospectus, the “Foreign Securities” paragraph is replaced with the following:

The Global Growth Fund invests substantially in foreign stocks and the Dual Focus Fund (formerly Atlas Balanced Fund) and the Emerging Growth Fund also invest in foreign stocks to a lesser extent. The American Enterprise Bond Fund and the Strategic Income Fund may invest in foreign fixed income securities. Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing a fund’s share prices to fluctuate.

On Page 15 of the Prospectus, the third paragraph beginning, in the section titled “Fund Management and Distribution” is replaced with the following:

Atlas Advisers also supervises provision of similar services to the other Atlas Funds by professional investment management firms which in this case are called “sub-advisers.” The sub-adviser to the Money Market Fund is Boston Safe Advisors, Inc., located at One Boston Place, Boston, Massachusetts, 02108. The sub-adviser to the American Enterprise Bond Fund, Global Growth Fund, the Growth Opportunities Fund, the Strategic Income Fund and the U.S. Government and Mortgage Securities Fund is OppenheimerFunds, Inc., located at Two World Financial Center, 225 Liberty Street, New York, New York 10281. The sub-adviser to the Dual Focus Fund (formerly Atlas Balanced Fund) and the Value Fund is BlackRock Investment Management, LLC, located at 800 Scudders Mill Road, Plainsboro, NJ 08536.

The sub-adviser to the Strategic Growth Fund is Renaissance Investment Management, located at 625 Eden Park Drive, Cincinnati, Ohio 45202. The sub-adviser to the Emerging Growth Fund is Turner Investment Partners, located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. And finally, the S&P 500 Index Fund is not actively managed. It invests all of its assets in the Master Investment Portfolio which is managed by Barclays Global Fund Advisors, located at 45 Fremont Street, San Francisco, California 94105.

Atlas Insurance Trust
Supplement dated October 10, 2006, 2006, to
Statement of Additional Information dated April 30, 2006

Effective September 15, 2006, KPMG LLP became the Trust’s independent registered public accounting firm.

On May 11, 2006 the Atlas Insurance Trust Board of Trustees (Board) approved a number of changes for the Atlas Balanced Fund and the Atlas Value Fund. The Board approved a change in investment strategy for the Atlas Balanced Fund as well as a name change for that fund from the Atlas Balanced Fund to the Atlas Dual Focus Fund to better reflect the change in its investment strategy. Pursuant to Atlas Funds’ manager of managers exemptive order issued by the Securities and Exchange Commission on September 16, 2004, the Board also approved the appointment of Fund Asset Management, L.P. (FAM) to replace New York Life Investment Management LLC (NYLIM), as Sub-Adviser to the Atlas Dual Focus Fund (formerly Atlas Balanced Fund). The Board also approved FAM to replace Hotchkis and Wiley Capital Management LLC (HWCM), as Sub-Adviser to the Atlas Value Fund.

On September 29, 2006, the asset management business of Merrill Lynch Investment Managers, L.P. and its affiliates (MLIM) combined with that of BlackRock, Inc. (BlackRock) to form a new asset management company. The combined company will operate under the BlackRock brand and retain the BlackRock name. As a result of the transaction, BlackRock Investment Management, LLC, an indirect wholly owned subsidiary of BlackRock, became the Sub-Adviser of the Atlas Dual Focus Fund (formerly Atlas Balanced Fund), and the Atlas Value Fund.

On page 16 of the Statement of Additional Information, Paragraph 1 of the section titled “Foreign Securities” is replaced with the following:

The American Enterprise Bond Fund, the Strategic Income Fund and each Stock Fund (other than the S&P 500 Index Fund) may purchase "foreign securities," which are equity or debt securities issued by companies organized under the laws of countries other than the United States. These securities are listed on one or more foreign securities exchanges or are traded in the foreign over-the-counter markets. Securities of foreign issuers represented by American Depository Receipts, traded in the U.S. over-the-counter markets, or listed on a U.S. securities exchange are not considered to be "foreign securities" because they are not subject to many of the special considerations and risks that apply to investments in foreign securities traded and held abroad. The Stock Funds have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that no Stock Fund, other than the Dual Focus Fund (formerly Balanced Fund), the Global Growth Fund, and the Emerging Growth Fund, will invest in excess of 15% of its assets in foreign securities. The Global Growth Fund normally invests a substantial portion of its assets in foreign securities. The Dual Focus Fund (formerly Balanced Fund) and Emerging Growth Fund may invest up to 25% of their assets in foreign securities.

Beginning on page 32 of the Statement of Additional Information, in the “Trustees and Officers” section, please remove all references to Barbara A. Bond who, effective August 14, 2006, resigned from the Board of Trustees of Atlas Insurance Trust and all related Board Committees. David M. Laney has replaced Ms. Bond as Chair of the Audit Committee.

On page 37 of the Statement of Additional Information, the section titled “Code of Ethics” is replaced with the following:

The Trust, the Adviser and the Distributor have adopted a joint code of ethics under rule 17j-1 of the 1940 Act. Barclays Global Fund Advisors, Boston Safe Advisors, Inc., BlackRock Investment Management, LLC, Inc., OppenheimerFunds, Inc., Renaissance Investment Management and Turner Investment Partners, Inc., also have each adopted codes of ethics under rule 17j-1 of the 1940 Act which have been approved by the Board of Trustees of the Trust. These codes of ethics permit personnel who are subject to the codes to invest in securities, including securities that may be purchased or held by the Funds subject to certain pre-clearance, reporting and other requirements.

On page 38 of the Statement of Additional Information of the section titled “CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES” is replaced with the following:

As of March 31, 2006, Transamerica Life Insurance Company, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-1306, an Iowa corporation and the issuer of the Atlas Portfolio Builder variable annuity contracts, owned of record an aggregate of approximately 99.05% of the outstanding shares of the Portfolio.

On page 38 of the Statement of Additional Information, paragraph one of the section titled “INVESTMENT MANAGEMENT AND OTHER SERVICES” is replaced with the following:

The Adviser, a wholly owned subsidiary of Wachovia Corporation, serves as the investment manager/administrator to the Trust. Wachovia is a New York Stock Exchange listed bank holding company headquartered in Charlotte, North Carolina.

On Page 40 of the Statement of Additional Information, Paragraph 1 of the section titled “Portfolio Managers for the Underlying Atlas Funds” is replaced with the following:

Robert M. Shearer is primarily responsible for the day-to-day management of the DUAL FOCUS FUND (formerly BALANCED FUND) (since July 2006). Mr. Shearer is currently the Senior Portfolio Manager of the BlackRock Equity Dividend Fund. He also manages the BlackRock Natural Resources Trust. Mr. Shearer holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the New York Society of Security Analysts.

On Page 41 of the Statement of Additional Information, Paragraph 8 of the section titled “Portfolio Managers for the Underlying Atlas Funds” is replaced with the following:

Robert C. Doll, Jr. is primarily responsible for the day-to-day management of the VALUE FUND (since July 2006). Mr. Doll is a Director and Vice Chairman of BlackRock, and CIO of Global Equities, and Chairman of the Private Operating Committee of BlackRock. Mr. Doll is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

On Page 41 of the Statement of Additional Information, Paragraph 9 of the section titled “Portfolio Managers for the Underlying Atlas Funds” is replaced with the following:

The S&P 500 INDEX FUND does not have its own investment adviser, rather it invests all of its assets in the Master Portfolio which is advised by BGFA. Patrick O’Connor and S. Jane Leung are primarily responsible for the day-to-day management of the Master Portfolio (since May 2002 and September 2006, respectively). Mr. O’Connor and Ms. Leung are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each Portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes. Mr. O’Connor is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio for over six years. Ms. Leung has been a portfolio manager for BGFA and BGI since 2001.

On page 42 of the Statement of Additional Information, Paragraph (ii) of the section titled “Disclosure of Portfolio Holdings” is replaced with the following:

(ii) The Portfolio’s independent registered public accounting firm, in connection with the provision of services related to the audit of the Portfolio’s financial statements and certain non-audit services.

On page 47 of the Statement of Additional Information the section titled “Independent Registered Public Accounting Firm” is replaced with the following:

The Trust’s Board of Trustees has appointed KPMG LLP as the Trust’s independent registered accounting firm for the fiscal year ending December 31, 2006 subject to satisfactory negotiation of terms of engagement. KPMG LLP will conduct an annual audit of the Trust, and KPMG LLP Tax Services will prepare each Fund’s federal and state income tax returns.